                 FORM OF INDEMNIFICATION AGREEMENT

     THIS INDEMNIFICATION AGREEMENT (this "Agreement") is entered into as of this _____ day of April, 2004 between PRIMUS GUARANTY, LTD., a Bermuda company
(the "Company"), and ________________, and his or her executors, heirs, personal and legal representatives, successors, and assigns, which are sometimes hereinafter collectively referred to individually as an "Indemnified Party" and, collectively, as the "Indemnified Parties".

     WHEREAS, the Company wishes to induce the undersigned to serve or continue to serve as a director or executive officer, as applicable, after the initial public offering of the common shares of the Company.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Nature of Indemnity.

     (a) The Company shall indemnify the Indemnified Party if the Indemnified
Party is made, or threatened to be made, a party to, or a participant in, an action, investigation or proceeding (other than one by or in the right of the
Company to procure a judgment in its favor), whether civil or criminal
(including an action, investigation or proceeding (1) by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which the
Indemnified Party served in any capacity at the request of the Company, by reason of the fact that the Indemnified Party or the Indemnified Party's testator or intestate, was a director or officer of the Company, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity or (2) relating to or arising out of the
Company's initial public offering of common shares), against judgments, fines, amounts paid in settlement and reasonable expenses, including attorney's fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein; provided, that no indemnification may be made to or on behalf of the Indemnified Party if a judgment or other final adjudication by a court of competent jurisdiction adverse to the Indemnified Party establishes that his or her acts were fraudulent, were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that the Indemnified Party personally gained in fact a financial profit or other advantage to which the Indemnified Party was not legally entitled.

     (b) The termination of any such civil or criminal action, investigation or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that the
Indemnified Party did not act, in good faith, for a purpose which the
Indemnified Party reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the

Company or that the Indemnified Party had reasonable cause to believe that the
Indemnified Party's conduct was unlawful.

     (c) The Company shall also indemnify the Indemnified Party if the
Indemnified Party is made, or threatened to be made, a party to, or a participant in, an action by or in the right of the Company to procure a judgment in its favor by reason of the fact that the Indemnified Party
(including the Indemnified Party's testator or intestate) is or was a director or officer of the Company, or is or was serving at the request of the Company as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys, fees, actually and necessarily incurred by the Indemnified
Party in connection with the defense or settlement of such action, or in connection with an appeal therein; provided, that no indemnification may be made to or on behalf of the Indemnified Party if a judgment or other final adjudication by a court of competent jurisdiction adverse to the Indemnified
Party establishes that the Indemnified Party's acts were fraudulent, were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that the Indemnified
Party personally gained in fact a financial profit or other advantage to which the Indemnified Party was not legally entitled. Notwithstanding the foregoing, no indemnification shall be made in respect of any claim, issue or matter as to which the Indemnified Party shall have been adjudged to be liable to the
Company, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the Indemnified Party is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

     (d) For the purpose of this Agreement, the Company shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his or her duties to the Company also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan. Excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and
action taken or omitted by a person with respect to an employee benefit plan in the performance of the Indemnified Party's duties for a purpose reasonably believed by the Indemnified Party to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Company.

2.   Successful Defense. If the Indemnified Party is successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding of the character described in Section 1, the Indemnified Party shall be entitled to indemnification as authorized in such Section 1.

3.   Determination that Indemnification is Proper. Except as provided in
Section 2, any indemnification under Section 1 of this Agreement, unless ordered by a court, shall be made by the Company, only if authorized in a specific case:

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     (a) by the Board of Directors, acting by a quorum consisting of directors who are not parties to such action, investigation or proceeding, upon a finding that the Indemnified Party has met the standard of conduct set forth in Section
1,

     (b) if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs:

          (1) by the Board of Directors upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in Section 1 has been met by the Indemnified Party, or

          (2) by the shareholders upon a finding that the Indemnified Party has met the applicable standard of conduct set forth in such Section 1.

4.   Indemnification by Court Award.

     (a) Despite any contrary resolution of the Board of Directors or of the shareholders in a specific case under Section 1, indemnification shall be awarded by a court to the extent authorized under Section 1 or Section 2. Any
Indemnified Party may make application for indemnity under this Section 4 in every case, either:

          (1) in the civil action or proceeding in which the expenses were incurred or other amounts were paid, or

          (2) to a court of appropriate jurisdiction in a separate proceeding, in which case the application shall set forth the disposition of any previous application made to any court for the same or similar relief and also reasonable cause for the failure to make application for such relief in the action or proceeding in which the expenses were incurred or other amounts were paid.

     (b) The application shall be made in such manner and form as may be required by the applicable rules of court or, in the absence thereof, by direction of a court to which it is made. Such application shall be upon notice to the Company. The court may also direct that notice be given at the expense of the Company to the shareholders and such other persons as it may designate in such manner as it may require.

     (c) Where indemnification is sought by judicial action, the court may allow a person such reasonable expenses, including attorneys' fees, during the pendency of the litigation as are necessary in connection with his or her defense therein, if the court shall find that the defendant has by his or her pleadings or during the course of the litigation raised genuine issues of fact or law.

5.   Advance Payment of Expenses. Unless the Board of Directors otherwise determines for good reason in a specific case, expenses incurred by the
Indemnified Party in defending a civil or criminal action or proceeding shall be paid by the Company in advance of final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of the Indemnified Party to repay such amount or an appropriate portion

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thereof if it is ultimately found, under the procedure set forth in this
Agreement, that the Indemnified Party is not entitled to any indemnification or to indemnification to the full extent of the expenses advanced by the Company.

6.   Waiver of Claims. The Company hereby waives any claim or right of action the Company might have against the Indemnified Party on account of any action taken by the Indemnified Party, or the failure of the Indemnified Party to take any action, in the performance of his or her duties with or for the Company;
provided, that such waiver shall not extend to any matter in respect of any fraud or dishonesty which may attach to the Indemnified Party.

7.   Survival; Preservation of Other Rights.

     (a) The foregoing provisions for indemnification and advancement of expenses shall not be deemed to be affected by any amendment or repeal of any applicable law affecting indemnification of directors and officers. This agreement may not be modified retroactively without the consent of the
Indemnified Party.

     (b) The indemnification and advancement of expenses provided by this
Agreement shall not be deemed exclusive of any other rights to which the
Indemnified Party may be entitled, whether contained in a statute, the
Memorandum of Association or Bye-laws of the Company or, when authorized by (i)
a resolution of shareholders, (ii) a resolution of directors, (iii) an agreement providing for such indemnification, or (iv) any insurance contract covering the
Indemnified Party.

8.   Severability. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each Indemnified Party as to costs, charges and expenses
(including attorney's fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the
Company, to the fullest extent permitted by any applicable portion of this
Agreement that shall not have been invalidated and to the fullest extent permitted by applicable law.

9.   Subrogation. In the event of payment of indemnification to the Indemnified
Party, the Company shall be subrogated to the extent of such payment to any right of recovery the Indemnified Party may have and the Indemnified Party, as a condition of receiving indemnification from the Company, shall execute all documents and do all things that the Company may deem necessary or desirable to perfect such right of recovery, including the execution of such documents necessary to enable the Company effectively to enforce any such recovery.

10.  No Duplication of Payments. The Company shall not be liable under this
Agreement to make any payment in connection with any claim made against any
Indemnified Party to the extent the Indemnified Party has otherwise received payment (under any insurance policy, Bye-law, agreement, statute or otherwise)
of the amounts otherwise payable as indemnity hereunder.

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11.  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect any choice of law principles).

12.  Submission to Jurisdiction. The parties hereto irrevocably submit to the non-exclusive jurisdiction of (x) any New York State or federal court sitting in
New York, New York (each a "New York Court") and (y) any appellate court to which an appeal may be taken from a judgment of any New York Court, in any suit, action or proceeding arising out of or relating to this Agreement, and the parties hereto hereby irrevocably agree that all claims in respect of this
Agreement may be heard and determined in such New York Court. A final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgement or any other manner provided by law.

13.  Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be deemed to be one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

PRIMUS GUARANTY, LTD.

By:
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         (Authorized Signatory)

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[DIRECTOR/OFFICER]

                 [SIGNATURE PAGE TO INDEMNIFICATION AGREEMENT]